UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07816

PIMCO Commercial Mortgage Securities Trust, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 – December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Annual Report December 31, 2006

PIMCO

PIMCO Commercial Mortgage Securities Trust, Inc.

A closed-end fund specializing in investments in commercial mortgage-backed securities.

A company of Allianz Global Investors

Pacific Investment Management Company LLC (“PIMCO”), an investment adviser with in excess of $667 billion of assets under management as of December 31, 2006, is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”). Founded in 1971, PIMCO manages assets on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed-income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments and governmental bodies in the United States and the world.

Chairman’s Letter

Dear PIMCO Commercial Mortgage Securities Trust, Inc., Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”), covering the fiscal year ended December 31, 2006.

For the twelve-month reporting period, the Fund outperformed its benchmark on both a share price and net asset value performance basis. The Fund returned 11.17% based on its NYSE share price and 9.17% based on its net asset value during the year. In comparison, the benchmark Lehman Brothers Aggregate Bond Index, which includes Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% during the same period. On December 31, 2006, the Fund’s net assets stood at $134.2 million.

Highlights of the financial markets during the reporting period include:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Fund review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period.

If you have any questions regarding your Fund investment, please contact us at 1-866-746-2606. Additionally, please visit the Fund’s website at www.pcmfund.com. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Commercial Mortgage Securities Trust, Inc.

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Fund

The Fund is a non-diversified, closed-end bond fund that trades on the New York Stock Exchange under the symbol “PCM.” Formed in 1993, the Fund’s primary investment objective is to achieve high current income by investing in a portfolio comprised primarily of commercial mortgage-backed securities. These securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties such as office buildings, shopping malls, hotels, apartment buildings, nursing homes and industrial properties. Capital gains from the disposition of investments is a secondary objective of the Fund.

Summary of Risks

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: mortgage risk, prepayment risk, real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. The Fund’s investments in derivatives could result in losses greater than the principal amount. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors, such as the real estate sector, may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on an investment in the Fund.

2	PIMCO Commercial Mortgage Securities Trust, Inc.

Sarbanes-Oxley Act and Other Information Available to Shareholders

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at 1-866-746-2606 and on the Securities Exchange Commission’s (“SEC”) web site at http://www.sec.gov. The Fund’s proxy voting record is also available on the Fund’s web site at http://www.pcmfund.com.

The Fund files a complete schedule of its portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s web site at http://www.sec.gov. A copy of the Fund’s Form N-Q is available without charge, upon request, by calling the Fund at 1-866-746-2606 or visiting our web site at http://www.pcmfund.com. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

On May 5, 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Fund Benchmark

Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar-denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this index.

Annual Report	December 31, 2006	3

Fund Summary  PIMCO Commercial Mortgage Securities Trust, Inc.

Objective: The Fund’s primary investment objective is to achieve high current income, with capital gains from the disposition of investments as a secondary objective.

Primary Investments: Commercial mortgage-backed securities

Inception Date: September 2, 1993

Total Net Assets: $134.2 million

Portfolio Manager: Dan Ivascyn

Cumulative Returns Through December 31, 2006

                                                             Lehman Brothers
                                         PCM Based on           Aggregate
                 Net Asset Value       NYSE Share Price         Bond Index
                 ---------------       -----------------         ----------
  08/31/1993        $10,000               $10,000                $10,000
  09/30/1993          9,993                10,000                 10,027
  10/31/1993         10,014                10,484                 10,065
  11/30/1993         10,022                 9,767                  9,979
  12/31/1993         10,043                 9,946                 10,033
  01/31/1994         10,131                 9,672                 10,169
  02/28/1994          9,970                 9,399                  9,992
  03/31/1994          9,898                 9,422                  9,746
  04/30/1994          9,786                 8,955                  9,668
  05/31/1994          9,853                 9,328                  9,667
  06/30/1994          9,802                 9,165                  9,645
  07/31/1994          9,893                 9,260                  9,837
  08/31/1994         10,023                 9,547                  9,849
  09/30/1994          9,916                 9,666                  9,704
  10/31/1994          9,803                 8,983                  9,695
  11/30/1994          9,780                 8,690                  9,674
  12/31/1994          9,882                 8,910                  9,741
  01/31/1995         10,068                 9,285                  9,934
  02/28/1995         10,408                 9,663                 10,170
  03/31/1995         10,516                 9,740                 10,232
  04/30/1995         10,739                10,124                 10,375
  05/31/1995         11,143                10,408                 10,777
  06/30/1995         11,246                10,799                 10,856
  07/31/1995         11,166                10,668                 10,831
  08/31/1995         11,286                10,852                 10,962
  09/30/1995         11,407                10,400                 11,069
  10/31/1995         11,631                10,802                 11,213
  11/30/1995         11,771                10,775                 11,381
  12/31/1995         11,989                10,857                 11,540
  01/31/1996         12,122                11,378                 11,617
  02/29/1996         11,943                11,682                 11,415
  03/31/1996         11,797                11,376                 11,336
  04/30/1996         11,844                11,179                 11,272
  05/31/1996         11,856                11,038                 11,249
  06/30/1996         11,931                11,124                 11,400
  07/31/1996         12,134                11,714                 11,431
  08/31/1996         12,219                11,917                 11,412
  09/30/1996         12,379                11,771                 11,611
  10/31/1996         12,697                12,154                 11,868
  11/30/1996         12,990                12,421                 12,072
  12/31/1996         13,003                12,438                 11,959
  01/31/1997         12,968                12,771                 11,996
  02/28/1997         13,144                12,618                 12,026
  03/31/1997         13,099                12,894                 11,892
  04/30/1997         13,287                13,048                 12,070
  05/31/1997         13,554                13,142                 12,185
  06/30/1997         13,695                13,799                 12,329
  07/31/1997         14,024                13,956                 12,662
  08/31/1997         13,939                14,051                 12,554
  09/30/1997         14,193                14,083                 12,739
  10/31/1997         14,297                14,051                 12,924
  11/30/1997         14,342                14,472                 12,983
  12/31/1997         14,478                14,479                 13,114
  01/31/1998         14,607                14,644                 13,282
  02/28/1998         14,694                15,010                 13,272
  03/31/1998         14,740                14,909                 13,318
  04/30/1998         14,723                14,943                 13,387
  05/31/1998         14,961                14,705                 13,514
  06/30/1998         15,265                14,876                 13,629
  07/31/1998         15,387                15,324                 13,658
  08/31/1998         15,380                15,359                 13,880
  09/30/1998         15,559                15,114                 14,205
  10/31/1998         15,475                14,939                 14,130
  11/30/1998         15,480                15,186                 14,210
  12/31/1998         15,528                15,907                 14,253
  01/31/1999         15,668                15,943                 14,355
  02/28/1999         15,559                15,688                 14,104
  03/31/1999         15,712                15,505                 14,182
  04/30/1999         15,832                15,542                 14,227
  05/31/1999         15,789                15,727                 14,103
  06/30/1999         15,653                16,439                 14,058
  07/31/1999         15,776                16,100                 13,998
  08/31/1999         15,839                15,910                 13,991
  09/30/1999         15,808                15,566                 14,153
  10/31/1999         15,752                15,681                 14,205
  11/30/1999         15,878                14,788                 14,204
  12/31/1999         15,907                15,203                 14,136
  01/31/2000         15,862                15,084                 14,090
  02/29/2000         15,954                15,204                 14,260
  03/31/2000         16,159                16,049                 14,448
  04/30/2000         16,214                16,170                 14,407
  05/31/2000         15,990                15,558                 14,400
  06/30/2000         16,482                16,093                 14,699
  07/31/2000         16,680                16,383                 14,833
  08/31/2000         16,867                16,339                 15,048
  09/30/2000         16,898                16,299                 15,143
  10/31/2000         17,035                15,535                 15,243
  11/30/2000         17,265                16,990                 15,492
  12/31/2000         17,578                17,727                 15,779
  01/31/2001         17,788                18,194                 16,037
  02/28/2001         18,055                18,470                 16,177
  03/31/2001         18,337                19,391                 16,258
  04/30/2001         18,468                19,368                 16,191
  05/31/2001         18,502                19,983                 16,289
  06/30/2001         18,663                20,237                 16,350
  07/31/2001         18,854                20,537                 16,716
  08/31/2001         19,290                20,498                 16,907
  09/30/2001         19,614                21,026                 17,104
  10/31/2001         19,882                21,692                 17,462
  11/30/2001         19,535                21,154                 17,221
  12/31/2001         19,456                22,016                 17,112
  01/31/2002         19,674                22,224                 17,250
  02/28/2002         19,771                22,215                 17,417
  03/31/2002         19,593                22,079                 17,128
  04/30/2002         19,970                22,640                 17,460
  05/31/2002         20,287                23,557                 17,608
  06/30/2002         20,529                23,450                 17,760
  07/31/2002         21,104                24,266                 17,975
  08/31/2002         21,238                24,207                 18,279
  09/30/2002         21,516                24,327                 18,574
  10/31/2002         21,409                22,800                 18,490
  11/30/2002         21,204                23,238                 18,485
  12/31/2002         21,590                24,568                 18,867
  01/31/2003         21,613                25,244                 18,883
  02/28/2003         21,977                25,112                 19,144
  03/31/2003         22,017                24,562                 19,129
  04/30/2003         22,041                24,901                 19,287
  05/31/2003         22,395                26,352                 19,647
  06/30/2003         22,454                25,331                 19,608
  07/31/2003         21,720                25,052                 18,948
  08/31/2003         21,780                25,131                 19,074
  09/30/2003         22,521                25,969                 19,579
  10/31/2003         22,491                25,739                 19,397
  11/30/2003         22,734                26,479                 19,443
  12/31/2003         23,107                26,965                 19,641
  01/31/2004         23,428                27,343                 19,799
  02/29/2004         23,713                27,873                 20,013
  03/31/2004         24,132                27,805                 20,163
  04/30/2004         23,555                23,821                 19,638
  05/31/2004         23,448                24,591                 19,560
  06/30/2004         23,495                25,174                 19,670
  07/31/2004         24,024                25,316                 19,865
  08/31/2004         24,518                27,232                 20,244
  09/30/2004         24,662                27,867                 20,299
  10/31/2004         24,926                28,111                 20,469
  11/30/2004         24,715                27,602                 20,306
  12/31/2004         25,204                26,529                 20,493
  01/31/2005         25,455                28,491                 20,622
  02/28/2005         25,360                28,985                 20,500
  03/31/2005         25,266                27,544                 20,395
  04/30/2005         25,687                28,641                 20,671
  05/31/2005         26,029                29,228                 20,894
  06/30/2005         26,163                29,361                 21,008
  07/31/2005         25,896                29,914                 20,817
  08/31/2005         26,395                30,534                 21,084
  09/30/2005         26,188                29,841                 20,867
  10/31/2005         26,088                30,234                 20,701
  11/30/2005         26,226                30,586                 20,793
  12/31/2005         26,410                30,616                 20,991
  01/31/2006         26,374                31,148                 20,992
  02/28/2006         26,762                30,761                 21,062
  03/31/2006         26,770                30,924                 20,855
  04/30/2006         26,711                31,222                 20,817
  05/31/2006         26,695                31,051                 20,795
  06/30/2006         26,775                31,059                 20,839
  07/31/2006         27,365                31,295                 21,121
  08/31/2006         27,819                32,653                 21,444
  09/30/2006         28,228                33,376                 21,632
  10/31/2006         28,428                33,269                 21,776
  11/30/2006         28,773                33,511                 22,028
  12/31/2006         28,831                34,036                 21,900

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on September 2, 1993 and held through December 31, 2006, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE Share Price performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the sale of Fund shares.

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	10 Years	Fund Inception*
	PCM Based on NYSE Share Price	11.17%	9.10%	10.59%	9.65%
	PCM Based on Net Asset Value	9.17%	8.18%	8.29%	8.29%
- - -	Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%	6.06%

All Fund returns are net of fees and expenses.

*	The Fund began operations on 09/02/93. Index comparisons began on 08/31/93.

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.pcmfund.com or by calling 1-866-746-2606.

4	PIMCO Commercial Mortgage Securities Trust, Inc.

NYSE Symbol	PCM

Allocation Breakdown % of Total Investments as of December 31, 2006
Commercial Mortgage-Backed Securities	77.8%
Real Estate Asset-Backed Securities	15.7%
Corporate Bonds & Notes	6.3%
Short-Term Instruments	0.2%

Portfolio Insights

»

The PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets plus the amount of borrowings for investment purposes in commercial mortgage-backed securities.

»	Commercial mortgage-backed securities (“CMBS”) posted a strong year and were the best performing sector in the Lehman Brothers Aggregate Bond Index in 2006.

»	Duration positioning above the index for most of the year detracted from returns.

»	A curve steepening bias also detracted from returns as the two-year Treasury yield rose more than the 30-year Treasury yield in 2006.

»	An emphasis on BBB-rated CMBS added to returns as such securities outperformed the other investment grade tiers due to heavy demand from collateralized debt obligation issuers.

»	Exposure to below-investment grade CMBS also added to returns as they outperformed investment grade issues.

»	An allocation to high yield corporate debt benefited performance as it significantly outperformed the investment grade market.

»	Positions in floating rate asset-backed securities benefited returns as the sector outperformed Treasuries during the twelve-month period.

Annual Report	December 31, 2006	5

Financial Highlights

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002
Net Asset Value Beginning of Year	$11.94	$12.49	$12.53	$12.80	$12.85
Net Investment Income (a)	0.90	0.98	1.01	1.09	1.22
Net Realized/Unrealized Gain (Loss) on Investments (a)	0.14	(0.40)	0.08	(0.23)	0.14
Total Income from Investment Operations	1.04	0.58	1.09	0.86	1.36
Dividends from Net Investment Income	(1.13)	(1.13)	(1.13)	(1.13)	(1.41)
Net Asset Value End of Year	$11.85	$11.94	$12.49	$12.53	$12.80
NYSE Share Price End of Year	$14.40	$14.03	$13.17	$14.53	$14.32
Total Investment Return
Per Share NYSE Share Price (b)	11.17%	15.40%	(1.62)%	9.76%	11.59%
Total Investment Return
Per Share Net Asset Value (c)	9.17%	4.78%	9.07%	7.03%	10.97%
Net Assets End of Year (000s)	$134,259	$134,792	$140,267	$139,891	$142,063
Ratio of Expenses to Average Net Assets	3.69%	2.77%	1.75%	1.52%	1.94%
Ratio of Expenses to Average Net Assets Excluding Interest Expense	1.03%	1.07%	1.00%	1.05%	1.08%
Ratio of Net Investment Income to Average Net Assets	7.64%	8.00%	8.09%	8.62%	9.34%
Amount of Borrowings Outstanding End of Year (000s)	$69,574	$67,880	$67,702	$71,025	$50,993
Portfolio Turnover Rate	21%	8%	24%	40%	42%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.
(c)	Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distribution, if any, and changes in net asset value per share.

6	PIMCO Commercial Mortgage Securities Trust, Inc.	See accompanying notes

Statement of Assets and Liabilities	December 31, 2006

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value	$202,808
Cash	17
Receivable for investments sold	1
Interest and dividends receivable	1,612
Variation margin receivable	3
Swap premiums paid	5,670
Unrealized appreciation on swap agreements	9,726
219,837

Liabilities:
Payable for the reverse repurchase agreements	$69,574
Dividends payable	1,063
Accrued investment advisory fee	249
Accrued administration fee	34
Accrued custodian expense	9
Accrued audit fee	16
Accrued printing expense	2
Swap premiums received	35
Unrealized depreciation on swap agreements	14,547
Other liabilities	49
85,578

Net Assets	$134,259

Net Assets Consist of:
Capital stock–authorized 300 million shares, $0.001 par value; outstanding 11,334,275 shares	$11
Paid in capital	154,935
(Overdistributed) net investment income	(792)
Accumulated undistributed net realized (loss)	(13,341)
Net unrealized (depreciation)	(6,554)
$134,259

Net Asset Value Per Share Outstanding	$11.85

Cost of Investments Owned	$204,599

See Accompanying Notes	Annual Report	December 31, 2006	7

Statement of Operations	Year Ended December 31, 2006

(Amounts in thousands)
Investment Income:
Interest	$14,127
Miscellaneous income	1,032
Total Income	15,159

Expenses:
Investment advisory fees	969
Administration fees	134
Transfer agent fees	29
Directors’ fees	58
Printing expense	43
Proxy expense	22
Legal fees	34
Audit fees	28
Custodian fees	45
Interest expense	3,549
Miscellaneous expense	30
Total Expenses	4,941

Net Investment Income	10,218

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	337
Net realized gain on futures contracts, options and swaps	2,360
Net change in unrealized appreciation on investments	674
Net change in unrealized (depreciation) on futures contracts, options and swaps	(2,047)
Net Gain	1,324

Net Increase in Net Assets Resulting from Operations	$11,542

8	PIMCO Commercial Mortgage Securities Trust, Inc.	See accompanying notes

Statement of Changes in Net Assets

(Amounts in thousands, except share amounts)
Increase (Decrease) in Net Assets from:	Year Ended December 31, 2006	Year Ended December 31, 2005

Operations:
Net investment income	$10,218	$11,058
Net realized gain	2,697	2,345
Net change in unrealized (depreciation)	(1,373)	(6,971)
Net increase resulting from operations	11,542	6,432

Distributions to Shareholders:
From net investment income	(12,726)	(12,667)

Total Distributions	(12,726)	(12,667)

Fund Share Transactions:
Issued as reinvestment of distributions (48,723 and 57,181 shares, respectively)	651	760
Net increase resulting from Fund share transactions	651	760

Total (Decrease) in Net Assets	(533)	(5,475)

Net Assets:
Beginning of period	134,792	140,267
End of period*	$134,259	$134,792

* Including (overdistributed) net investment income of:	$(792)	$(436)

Annual Report	December 31, 2006	9

Statement of Cash Flows	Year Ended December 31, 2006

(Amounts in thousands)
Increase in Cash from:

Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$11,542

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(66,479)
Proceeds from sales of long-term securities	64,396
Sale of short-term portfolio investments, net	3,782
Decrease in interest receivable	25
Decrease in receivable for investments sold	158
Decrease in paydown receivable	3
Decrease in payable for investments purchased	(718)
Increase in swap premiums paid	(816)
Proceeds from future transactions	84
Increase in payable to advisor	1
Decrease in printing fee	(4)
Increase in custodian fee	1
Increase in audit fee	6
Decrease in other fees	(8)
Unrealized (depreciation) on investments	1,373
Net realized gain on investments	(2,697)
Net amortization on investments	(257)
Net cash used for operating activities	10,392

Cash flows received from financing activities*:
Net borrowing from reverse repurchase agreements	1,694
Cash dividend paid	(12,070)
Net cash received from financing activities	(10,376)

Net Increase in Cash	16

Cash:
Beginning of period	1
End of period	$17
*	Includes reinvestment of dividends of $651.

10	PIMCO Commercial Mortgage Securities Trust, Inc.	See accompanying notes

Schedule of Investments	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL MORTGAGE-BACKED SECURITIES 117.5%

HEALTHCARE 2.0%
RMF Commercial Mortgage Pass-Through Certificates
7.072% due 01/15/2019 (e)	$2,000	$1,946
7.471% due 01/15/2019 (e)	1,000	294
8.767% due 01/15/2019 (a)(e)	317	45
9.150% due 11/28/2027 (e)	489	475

		2,760

HOSPITALITY 8.7%
Bear Stearns Commercial Mortgage Securities
5.817% due 05/14/2016 (c)(e)	1,500	1,486

Commercial Mortgage Pass-Through Certificates
5.570% due 02/05/2019 (e)	2,000	1,991

Hilton Hotel Pool Trust
0.608% due 10/03/2015 (b)(c)(e)	31,805	735

Host Marriot Pool Trust
8.310% due 08/03/2015 (c)(e)	2,000	2,119

Office Portfolio Trust
6.778% due 02/03/2016 (e)	1,000	1,033

Times Square Hotel Trust
8.528% due 08/01/2026 (e)	3,684	4,292

		11,656

MULTI-CLASS 96.0%
Asset Securitization Corp.
7.384% due 08/13/2029 (c)	750	759
10.115% due 02/14/2043	4,281	4,417

Banc of America Commercial Mortgage, Inc.
5.271% due 03/11/2041 (e)	2,000	1,973
5.918% due 04/11/2036 (c)(e)	941	966
6.290% due 06/11/2035 (c)(e)	700	719
7.224% due 04/15/2036	2,500	2,683
7.688% due 11/15/2031 (c)	2,800	2,986

Bear Stearns Commercial Mortgage Securities
5.060% due 11/15/2016	10	10
5.533% due 02/11/2041 (e)	1,000	1,006
5.685% due 05/11/2039 (e)	1,000	1,022
6.500% due 02/15/2032 (e)	1,332	1,364
6.625% due 10/15/2032 (e)	1,258	1,121
7.000% due 05/20/2030 (c)	1,681	1,855

Carey Commercial Mortgage Trust
5.970% due 09/20/2019 (c)(e)	1,357	1,365

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Chase Commercial Mortgage Securities Corp.
6.275% due 02/12/2016 (c)(e)	$1,000	$1,043
6.650% due 07/15/2032 (e)	2,600	2,684
6.887% due 10/15/2032 (e)	1,500	1,541

Commercial Mortgage Asset Trust
6.975% due 01/17/2032 (c)	2,500	2,711

Commercial Mortgage Pass-Through Certificates
6.586% due 07/16/2034 (c)(e)	1,500	1,599
6.811% due 07/16/2034 (e)	1,500	1,647
6.830% due 02/14/2034 (c)(e)	2,893	3,056
8.175% due 08/15/2033 (e)	1,500	1,639

CS First Boston Mortgage Securities Corp.
0.531% due 12/15/2035 (b)(e)	27,865	1,001
5.322% due 08/15/2036 (e)	2,000	1,943
5.401% due 12/15/2036 (e)	2,600	2,617
7.170% due 05/17/2040 (c)	3,000	3,185
7.460% due 01/17/2035 (c)(e)	2,000	2,212

CVS Lease Pass-Through
5.880% due 01/10/2028 (e)	1,960	1,961

DLJ Commercial Mortgage Corp.
7.041% due 11/12/2031	135	139

Federal Housing Administration
7.380% due 04/01/2041	2,414	2,420

FFCA Secured Lending Corp.
1.375% due 09/18/2027 (b)(e)	6,650	290

First Union-Bank of America
6.000% due 01/15/2011 (e)	1,000	1,014

First Union-Lehman Brothers-Bank of America
6.778% due 11/18/2035 (c)	2,000	2,151

GE Capital Commercial Mortgage Corp.
5.114% due 07/10/2045 (e)	1,000	965
5.126% due 05/10/2043 (c)	1,000	982

GMAC Commercial Mortgage Securities, Inc.
6.500% due 05/15/2035	20	21
6.500% due 05/15/2035 (c)	2,500	2,551
6.500% due 05/15/2035 (e)	2,000	2,094
7.090% due 05/15/2030 (e)	1,500	1,362
8.080% due 09/15/2035 (e)	1,500	1,625

Greenwich Capital Commercial Funding Corp.
4.859% due 08/10/2042 (c)	1,500	1,451
5.419% due 01/05/2036 (e)	1,500	1,495

GS Mortgage Securities Corp.
6.615% due 02/14/2016 (c)(e)	3,500	3,692
7.397% due 08/05/2018 (e)	3,480	3,712

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
GSMPS Mortgage Loan Trust
8.000% due 09/19/2027 (c)(e)	$1,515	$1,599

JPMorgan Chase Commercial Mortgage Securities Corp.
0.317% due 03/12/2039 (b)(e)	12,526	472
5.269% due 05/15/2041 (e)	1,500	1,475
5.300% due 12/15/2044 (c)	5,325	5,331
6.162% due 05/12/2034 (c)	2,000	2,080
6.465% due 11/15/2035 (c)	3,000	3,150

LB-UBS Commercial Mortgage Trust
4.810% due 01/15/2036 (c)	1,500	1,439
4.853% due 09/15/2031 (c)	2,000	1,966
5.683% due 07/15/2035 (e)	1,500	1,505
6.950% due 03/15/2034 (c)(e)	1,572	1,677
7.290% due 09/15/2034 (e)	2,000	2,156

Merrill Lynch Mortgage Investors, Inc.
4.856% due 08/25/2033 (e)	805	738
6.913% due 12/15/2030	1,500	1,633
7.204% due 02/15/2030 (c)	2,000	2,074

Morgan Stanley Capital I, Inc.
5.203% due 11/14/2042 (c)	500	494
6.850% due 02/15/2020 (c)(e)	1,000	999
7.002% due 12/15/2031	200	206
7.489% due 04/30/2039 (c)(e)	1,999	2,049
7.695% due 10/03/2030 (e)	2,000	1,787

Nationslink Funding Corp.
7.050% due 03/20/2030 (e)	2,000	2,021
7.105% due 08/20/2030 (e)	2,500	2,645

Prudential Securities Secured Financing Corp.
6.755% due 06/16/2031 (e)	2,000	2,088

Trizec Hahn Office Properties
7.604% due 05/15/2016 (e)	3,000	3,255

Wachovia Bank Commercial Mortgage Trust
0.147% due 10/15/2041 (b)(e)	47,833	1,020
4.982% due 02/15/2035 (e)	1,020	991
5.188% due 02/15/2041 (e)	2,500	2,424
5.338% due 01/15/2041 (e)	1,500	1,476
5.698% due 11/15/2048 (e)	1,000	994
6.290% due 04/15/2034 (e)	2,000	2,060

		128,853

MULTI-FAMILY 5.3%
Commercial Capital Access One, Inc.
7.615% due 11/15/2028 (e)	3,000	3,119

Fannie Mae
6.512% due 12/25/2015 (h)	1,084	1,084

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Federal Housing Administration
8.360% due 01/01/2012	$171	$174

Multi-Family Capital Access One, Inc.
7.400% due 01/15/2024 (c)	669	677
9.501% due 01/15/2024	2,000	2,059

		7,113

OTHER MORTGAGED-BACKED SECURITIES 5.5%
County of Dickinson, Iowa Revenue Bonds, Series 2006
7.750% due 12/01/2012	345	341

Denver Arena Trust
6.940% due 11/15/2019 (e)	1,835	1,865

Iowa Finance Authority Revenue Bonds, Series 2006
7.500% due 11/01/2007	90	90

LB Commercial Conduit Mortgage Trust
6.000% due 10/15/2035 (e)	5,000	5,037

		7,333

Total Commercial Mortgage-Backed Securities (Cost $159,933)		157,715

CORPORATE BONDS & NOTES 9.5%

BANKING & FINANCE 1.1%
Ford Motor Credit Co.
8.000% due 12/15/2016	500	495

GMAC LLC
6.000% due 09/15/2008	180	175

Tenneco, Inc.
8.625% due 11/15/2014	750	769

		1,439

INDUSTRIALS 7.3%
Bon-Ton Stores, Inc.
10.250% due 03/15/2014	500	514

CCO Holdings LLC
8.750% due 11/15/2013	500	522

CSC Holdings, Inc.
7.875% due 02/15/2018	500	501

Dynegy Holdings, Inc.
7.125% due 05/15/2018	500	490

EchoStar DBS Corp.
7.125% due 02/01/2016	500	502

HCA, Inc.
6.750% due 07/15/2013	1,250	1,125
9.125% due 11/15/2014 (e)	600	643

12	PIMCO Commercial Mortgage Securities Trust, Inc.	See accompanying notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Intelsat Bermuda Ltd.
9.250% due 06/15/2016 (e)	$1,000	$1,080

Lyondell Chemical Co.
8.250% due 09/15/2016	500	528

Northwest Airlines, Inc.
7.041% due 04/01/2022	562	567

Primedia, Inc.
8.875% due 05/15/2011	500	512

RH Donnelley Corp.
8.875% due 01/15/2016	950	1,002

SemGroup LP
8.750% due 11/15/2015 (e)	500	505

Sungard Data Systems, Inc.
9.125% due 08/15/2013	500	528

U.S. Airways Group, Inc.
9.330% due 01/01/2049	633	5

Verso Paper Holdings LLC and Verson Paper, Inc.
9.125% due 08/01/2014 (e)	800	838

		9,862

UTILITIES 1.1%
Cincinnati Bell, Inc.
8.375% due 01/15/2014	500	516

NRG Energy, Inc.
7.250% due 02/01/2014	350	354
7.375% due 02/01/2016	650	655

		1,525

Total Corporate Bonds & Notes (Cost $12,548)		12,826

REAL ESTATE ASSET-BACKED SECURITIES 23.7%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	2,500	2,173

CCCA LLC
7.800% due 10/15/2008 (e)	827	867

CDC Mortgage Capital Trust
10.029% due 03/25/2033	368	64

Conseco Finance Securitizations Corp.
7.960% due 02/01/2032	2,000	1,819
7.970% due 05/01/2032	1,000	836

CS First Boston Mortgage Securities Corp.
7.000% due 02/25/2033 (c)	726	726

Fannie Mae
5.000% due 11/25/2035 (c)	424	335
5.237% due 06/01/2023 (c)	1,447	1,445

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.064% due 07/01/2012 (c)	$7,776	$8,077
6.525% due 09/25/2023	51	52
6.807% due 08/01/2019	4	4
7.000% due 08/01/2033- 10/01/2033 (c)	865	888
7.168% due 06/01/2022	11	11
7.549% due 06/01/2022	4	5
7.875% due 11/01/2018	20	20
8.000% due 07/01/2009- 08/01/2015 (c)	224	228
8.000% due 10/01/2010- 07/25/2022	221	233
8.500% due 07/01/2008- 03/01/2029	129	135
8.500% due 09/01/2022- 04/01/2032 (c)	649	698
9.000% due 03/25/2020	332	362
9.375% due 04/01/2016 (c)	174	178

Federal Housing Administration
7.430% due 07/01/2018	240	242

First International Bank N.A.
11.100% due 04/15/2026 (e)	1,856	168

Freddie Mac
5.000% due 02/15/2036 (c)	339	285
7.000% due 08/01/2007- 06/01/2016	248	254
7.000% due 03/01/2031- 08/01/2032 (c)	997	1,024
8.000% due 07/01/2010- 06/01/2015	37	39
8.500% due 11/15/2021 (c)	663	705

Government National Mortgage Association
6.000% due 04/16/2031	36	36

Green Tree Financial Corp.
6.180% due 04/01/2030	149	146
6.220% due 03/01/2030 (c)	601	606
6.530% due 02/01/2031	835	773
6.760% due 03/01/2030	462	476
6.810% due 12/01/2027	517	532
7.050% due 01/15/2027	922	802
7.070% due 01/15/2029	156	160

Greenpoint Manufactured Housing
7.590% due 11/15/2028	110	113
8.300% due 10/15/2026	2,000	2,088

Keystone Owner Trust
9.000% due 01/25/2029 (e)	393	393
9.000% due 01/25/2029 (c)(e)	160	161

Mego Mortgage Home Loan Trust
8.010% due 08/25/2023	16	16

Oakwood Mortgage Investors, Inc.
5.580% due 05/15/2013	147	135
6.890% due 11/15/2032	1,000	516

Annual Report	December 31, 2006	13

Schedule of Investments  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ocwen Residential Mortgage-Backed Securities Corp.
6.803% due 06/25/2039 (e)	$649	$512
7.000% due 10/25/2040 (e)	1,426	1,144

PPM America High Yield CBO Ltd.
6.198% due 06/01/2011	267	201

Saxon Asset Securities Trust
8.640% due 12/25/2032	547	306

Structured Asset Investment Loan Trust
8.350% due 10/25/2033	68	70

UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,000	395

Wilshire Mortgage Loan Trust
8.990% due 05/25/2028 (e)	379	378

Total Real Estate Asset-Backed Securities (Cost $31,683)		31,832

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust Co.
4.900% due 01/02/2007	$400	$400

(Dated 12/29/2006. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $411. Repurchase proceeds are $400.)

U.S. TREASURY BILLS 0.0%
4.805% due 03/15/2007 (f)	35	35

Total Short-Term Instruments (Cost $435)		435

Total Investments (d) 151.0% (Cost $204,599)		$202,808
Other Assets and Liabilities (Net) (51.0%)		(68,549)

Net Assets 100.0%		134,259

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Security is in default.
(b)	Interest only security.
(c)	On December 31, 2006, securities valued at $73,894 were pledged as collateral for reverse repurchase agreements.
(d)	As of December 31, 2006, portfolio securities with an aggregate value of $7,641 were valued in good faith and pursuant to the guidelines established by the Board of Directors.
(e)	Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.
(f)	Securities with an aggregate market value of $35 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	29	$58

14	PIMCO Commercial Mortgage Securities Trust, Inc.	See accompanying notes

December 31, 2006

(g)	Swap agreements outstanding on December 31, 2006:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.600%	06/21/2026	$28,000	$954
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.650%	06/21/2026	165,000	6,516
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.650%	06/21/2026	193,000	(11,460)
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	12/20/2026	12,300	(529)
Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	4.405%	02/23/2016	53,000	272
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.800%	02/23/2016	53,000	72
UBS AG	3-Month USD-LIBOR	Pay	5.700%	06/21/2025	40,000	1,912
UBS AG	3-Month USD-LIBOR	Receive	5.700%	06/21/2025	40,300	(2,327)
UBS AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2026	4,200	(231)

						$(4,821)

(h)	Restricted securities as of December 31, 2006:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Fannie Mae	6.512%	12/25/2015	12/08/1995	$1,084	$1,084	0.81%

Annual Report	December 31, 2006	15

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange (“NYSE”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation Fund securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open. Fund securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Directors or persons acting at their direction. The Board of Directors has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Directors, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Directors or persons acting at their direction may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days, the NAV of the Fund’s portfolio may change on days when shareholders

16	PIMCO Commercial Mortgage Securities Trust, Inc.

December 31, 2006

will not be able to purchase or redeem fund shares. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders The Fund intends to distribute all its net investment income monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Fund’s annual financial statements presented under GAAP.

(e) Futures Contracts The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(f) Repurchase Agreements The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty

Annual Report	December 31, 2006	17

Notes to Financial Statements  (Cont.)

should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Reverse Repurchase Agreements The Fund is authorized to enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowing by the Fund. To the extent the Fund collatoralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements. The average amount of borrowings outstanding during the year ended December 31, 2006 was $68,477 at a weighted average interest rate of 5.090%.

(h) Restricted Securities The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(i) Swap Agreements The Fund may invest in swap agreements. Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Fund may enter into interest rate and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(j) Mortgage-Related and Other Asset-Backed Securities The Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

18	PIMCO Commercial Mortgage Securities Trust, Inc.

December 31, 2006

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(k) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(l) New Accounting Policies In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007.

Management is currently evaluating the application of the Interpretation and Statement to the Fund and will provide additional information in relation to the Interpretation and Statement on the Fund’s semiannual financial statements for the period ending June 30, 2007.

3. FEES AND EXPENSES

(a) Investment Manager Fee PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment manager (the “Manager”) to the Fund, pursuant to an investment advisory contract. The Manager receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

(b) Administration Fee PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a quarterly administrative fee at an annual rate of 0.10% based on average weekly net assets of the Fund.

(c) Fund Expenses The Fund is responsible for the following expenses: (i) independent auditors’ fees; (ii) printing fees; (iii) transfer agent fees; (iv) custody and accounting fees; (v) taxes and governmental fees; (vi) brokerage fees and commissions and other portfolio transaction expenses; (vii) the costs of borrowing money, including interest expenses and bank overdraft charges; (viii) fees and expenses of the Directors who are not “interested persons”, as defined in the Act, of PIMCO or the Fund (each an “Independent Director”), and any counsel retained exclusively for their benefit; (ix) legal fees; and (x) extraordinary expenses, including costs of litigation and indemnification expenses.

For the current period ended December 31, 2006, each unaffiliated Director received an annual retainer of $6,000, plus $1,000 for each Board of Directors quarterly meeting attended, $250 for each Board of Directors committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,000. These expenses are allocated on a pro rata basis to the Fund according to its net assets. The Fund pays no compensation directly to any Director or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates.

Annual Report	December 31, 2006	19

Notes to Financial Statements  (Cont.)

4. RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s Manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$ 1,494	$ 3,671	$ 65,480	$ 39,487

7. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral

$ 0	$ 0	$ (7,395)	$ 0	$ (13,292)	$ 0

(1)

Adjusted for the accelerated recognition of unrealized gain or loss on certain futures for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and accelerated recognition of income for interest-only securities for federal income tax purposes.

(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

20	PIMCO Commercial Mortgage Securities Trust, Inc.

December 31, 2006

As of December 31,2006, the Fund had accumulated capital losses expiring in the following years (amounts in thousands). The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2008	12/31/2009	12/31/2010	12/31/2011	12/31/2012

$ 1,856	$ 950	$ 1,498	$ 5,073	$ 3,915

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 205,120	$ 5,063	$ (7,375)	$ (2,312)
(3)	Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to interest-only basis adjustments for federal income tax purposes.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Fund made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 12,726	$ 0	$ 0
12/31/2005	12,667	0	0
(4)	Includes short-term capital gains, if any, distributed.

8. REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), and certain of their affiliates, including the PIMCO Funds (a series of funds managed by PIMCO), the Allianz Funds (a series of funds managed by affiliates of PIMCO), certain Directors of the Fund (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain Directors of the Fund (in their capacity as Trustees of PIMCO Funds or the Allianz Funds), and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S.

Annual Report	December 31, 2006	21

Notes to Financial Statements  (Cont.)

District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, the Fund was served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which the Fund is alleged to be a holder. The complaint alleges that in 2000, more than two hundred noteholders — including the Fund — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market value of the Funds’ Shares or other adverse consequences to the Fund. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services relating to the Fund.

9. CHANGE IN PORTFOLIO MANAGER

On June 1, 2006, the Fund named Daniel J. Ivascyn as the Fund’s portfolio manager primarily responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Ivascyn had served as co-portfolio manager of the Fund since October 4, 2002, together with William C. Powers. Mr. Ivascyn is a Managing Director. He joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments. Mr. Ivascyn has sixteen years of investment experience and holds a degree in economics from Occidental College and an MBA in analytic finance from the University of Chicago Graduate School of Business.

22	PIMCO Commercial Mortgage Securities Trust, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Commercial Mortgage Securities Trust, Inc. (hereinafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, cash flows for the year then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	23

Privacy Policy*	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet web sites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

* This Privacy Policy applies to the following entities: PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Strategic Global Government Fund, Inc. (collectively, the “Funds”).

24	PIMCO Commercial Mortgage Securities Trust, Inc.

Dividend Reinvestment Plan	(Unaudited)

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Computershare Trust Co., N.A. acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then-current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then-current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

Annual Report	December 31, 2006	25

(Unaudited)

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by Computershare Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Commercial Mortgage Securities Trust, Inc.

c/o Computershare Trust Co., N.A.

250 Royall Street

Canton, MA 02021

Telephone: 1-800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name with the Plan Agent so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to Computershare Trust Co., N.A. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

26	PIMCO Commercial Mortgage Securities Trust, Inc.

Management of the Fund	(Unaudited)

The chart below identifies the Directors and Officers of the Fund. Each “interested” Director as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Directors of the Fund
Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
Brent R. Harris* 47 Chairman of the Board and Director	09/1993 to present	Managing Director and member of Executive Committee PIMCO.	92

Trustee and Chairman of the Boards, PIMCO Funds and PIMCO Variable Insurance Trust; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* 47 Director	11/1997 to present	Consulting Managing Director and Director, PIMCO.	93

Trustee, PIMCO Funds and PIMCO Variable Insurance Trust; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Directors
Marilyn A. Alexander 55 Director	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives). Formerly, Senior Vice President and Chief Director, Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust; Trustee, Equity Office Properties Trust; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.
E. Philip Cannon 66 Director	03/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm). Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Vern O. Curtis 72 Director	02/1995 to present	Private Investor.	92	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust; and Director, PS Business Parks, Inc., (a real estate investment trust).
J. Michael Hagan 67 Director	03/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92

Trustee, PIMCO Funds and PIMCO Variable Insurance Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy 68 Director	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	92	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	27

Management of the Fund (Cont.)	(Unaudited)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Fund
Ernest L. Schmider 49 President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum 42 Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham 36 Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Daniel J. Ivascyn 37 Senior Vice President	11/2001 to present	Managing Director, PIMCO. Formerly, Executive Vice President.

William C. Powers 49 Senior Vice President	07/1993 to present	Managing Director, PIMCO.

Jeffrey M. Sargent 44 Senior Vice President	06/1993 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

William S. Thompson, Jr. 61 Senior Vice President	07/1993 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. 44 Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen 36 Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen 47 Vice President	02/1995 to present	Vice President, PIMCO.

Garlin G. Flynn 60 Secretary	08/1995 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway 49 Treasurer	06/1993 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown 39 Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil 37 Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Fund are re-appointed annually by the Board of Directors.

28	PIMCO Commercial Mortgage Securities Trust, Inc.

Approval of Renewal of Investment Management Agreement

and Administrative Services Agreement

On August 15, 2006, the Board of Directors (the “Board”) of PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”), including a majority of the independent Directors, approved the renewal of the Fund’s Investment Management Agreement and Administrative Services Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2007. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Directors receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Fund’s investment performance and matters relating to fund operations, including the Fund’s compliance program, shareholder services, valuation, custody, and other information relating to the nature, extent and quality of services provided by PIMCO to the Fund. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Fund.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Fund counsel. The Board also received assistance and advice regarding applicable legal standards from Fund counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data, and a report prepared by PIMCO containing comparative performance and expense ratio information from Morningstar. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Directors alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO and its Personnel and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Directors informed about matters relevant to the Fund and its shareholders; and its attention to matters that may involve conflicts of interest with the Fund. The Board also considered the nature, extent, quality and cost of administrative services provided by PIMCO to the Fund under the Agreements and the terms of the Agreements. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Fund and its shareholders.

3. Investment Performance

The Board received and examined information from PIMCO concerning the Fund’s one-, three-, five- and ten-year performance for the periods ended June 30, 2006 and from Lipper concerning the Fund’s one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006. The Board noted that shares of the Fund had generally been trading at a premium for the one-, three-, five- and ten-year periods ended June 30, 2006. The Board also noted that for each of these periods, the Fund had beaten its benchmark index based both on its NAV and market

Annual Report	December 31, 2006	29

price. The Board also noted that the Fund had outperformed most of its peer group funds and its peer group average based both on its NAV and market price for these periods. The Board also noted that while the Fund had underperformed most of its peer group funds based on its total return during certain periods, the Fund outperformed most of its peer group funds based on total return for the two-, five-, and ten-year periods ended May 31, 2006.

Overall, the Board determined that the Fund’s investment performance was strong, and concluded that PIMCO’s performance record in managing the Fund indicates that its continued management is likely to benefit the Fund and its shareholders.

4. Advisory Fees and Administrative Fees

PIMCO reported to the Board that, in proposing fees for the Fund, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors.

The Board considered the services to be provided under the Agreements and the advisory and administrative fees. With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield. The Board compared the Fund’s total expenses to other funds in the Expense Group provided by Lipper and PIMCO and found the Fund’s total expenses to be reasonable. The Board noted that the Fund’s expense ratio was lower than certain of the comparative funds presented by Lipper and PIMCO. PIMCO does not manage any separate accounts with a similar investment strategy to the Fund; therefore the Board could not consider the fees charged by PIMCO to comparable separate accounts. The Board also considered the advisory fees charged by PIMCO to the other closed-end fund PIMCO manages. The Board concluded that the Fund’s advisory and administrative fees were reasonable in relation to the value of the services provided.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Fund, are reasonable and renewal of the Agreements will likely benefit the Fund and its shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Fund as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that, as a closed-end fund, the Fund was not expected to materially increase in size. The Board also noted that although the Fund’s Investment Management Agreement does not contain breakpoints, advisory agreements for closed-end funds generally do not contain breakpoints.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Fund, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Fund. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Fund by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Fund, and that the renewal of the Agreements was in the best interests of the Fund and its shareholders.

30	PIMCO Commercial Mortgage Securities Trust, Inc.

Other Information

Investment Manager and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

Computershare Trust Co., N.A.

250 Royall Street

Canton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO Commercial Mortgage Securities Trust, Inc.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

3674-AR-0207

Item 2.

Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Directors has determined that Vern O. Curtis, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Curtis is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2006	$20,060
	December 31, 2005	$20,950

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	December 31, 2006	$2,160
	December 31, 2005	$9,350

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2006	$—
	December 31, 2005	$1,750

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2006	$—
	December 31, 2005	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Commercial Mortgage Securities Trust, Inc (the “Fund”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Fund for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders.

(2) Includes aggregate fees billed for review of the registrant’s tax returns.

(3) There were no “Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2006	December 31, 2005
PIMCO Commercial Mortgage Securities Trust, Inc.	$2,160	$11,100
Pacific Investment Management Company LLC	$676,012	$407,032

Totals	$753,672	$418,132

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.

Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Marilyn A. Alexander E. Philip Cannon; Vern O. Curtis; J. Michael Hagan; William J. Popejoy

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)	PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the registrant as the policies and procedures that PIMCO will use when voting proxies on behalf of the registrant. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the registrant, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the registrant and its shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the registrant. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the registrant. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the registrant’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board that the registrant engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Daniel J. Ivascyn is responsible for the day-to-day management of the Fund. The table below provides information about the portfolio manager.

	Portfolio Manager	Since	Recent Professional Experience
	Daniel J. Ivascyn	10/02*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1998, and is a member of PIMCO’s mortgage and ABS team.

*       Prior to June 1, 2006, Mr. Ivascyn served as co-portfolio manager to the Fund with Mr. William C. Powers.

Other Accounts Managed

Mr. Ivascyn also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2006: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Portfolio Manager		Number of All Accounts	Total Assets of All Accounts (in $MM)
Daniel J. Ivascyn	Registered Investment Companies	4	$3,084
	Registered Investment Companies with Performance-Based Advisory Fees	None	None
	Other Pooled Investment Vehicles	3	$215
	Other Pooled Investment Vehicles with Performance-Based Advisory Fees	1	$54
	Other Accounts	6	$3,274
	Other Accounts with Performance-Based Advisory Fees	None	None

Conflicts of Interest

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including the portfolio manager, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. Mr. Ivascyn, as a Managing Director of PIMCO, receives a base salary and also receives compensation from PIMCO’s profits. Certain employees of PIMCO, including the portfolio manager, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include the portfolio manager.

Salary. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually.

Investment professionals, including the portfolio manager, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth.

Profit Sharing Plan. Instead of a bonus, Mr. Ivascyn, as a Managing Director of PIMCO, receives compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Mr. Ivascyn, as a Managing Director, receives an amount determined by the Managing Director Compensation Committee, based upon his individual overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Mr. Ivascyn, as a Managing Director, also has a long-term employment contract, which guarantees severance payments in the event of involuntary termination of his employment with PIMCO.

Securities Ownership

The table below shows the dollar range of shares of the Fund beneficially owned as of December 31, 2006, by the portfolio manager of the Fund.

Portfolio Manager	Dollar Range of Shares Owned
Daniel J. Ivascyn	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Registrant Purchases of Equity Securities

Period	(a) Total Number of Shares (or Units) Purchased*	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs*		(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1, 2006 - July 31, 2006)	4,126.27	$13.02	4,126.27	(1)	N/A
Month #3 (August 1, 2006 - August 31, 2006)	4,187.92	$12.92	4,187.92	(1)	N/A
Month #3 (September 1, 2006 - September 30, 2006)	3,705.97	$13.63	3,705.97	(1)	N/A
Month #4 (October 1, 2006 - October 31, 2006)	4,013.96	$13.41	4,013.96	(1)	N/A
Month #5 (November 1, 2006 - November 30, 2006)	3,964.39	$13.59	3,964.39	(1)	N/A
Month #6 (December 1, 2006 - December 31, 2006)	3,942.92	$13.73	3,942.92	(1)	N/A
Total	23,941.43				N/A

*	Shares purchased include purchases made at NAV as well as open market by the agent of the Fund’s Dividend Reinvestment

Plan pursuant to such plan.
(1) Purchased from original issue at 95% of market price.

Item 10.	Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the Fund have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99. CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Commercial Mortgage Securities Trust, Inc.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	March 8, 2007

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	March 8, 2007